Exhibit 99.2

                     REVISED STOCK SUBSCRIPTION APPLICATION

                 REVISED SUBSCRIPTION APPLICATION AND AGREEMENT

                               NORTH BAY BANCORP.
                               1500 Soscol Avenue
                             Napa, California 94559
                                 (707) 257-8585

         Sir/Madam:

         The undersigned, having read the Prospectus dated February 9, 2000 of North Bay Bancorp, as supplemented, hereby subscribe(s) for the number of shares of North Bay common stock, no par value, listed opposite each subscriber's name at $22.00 per share. This Subscription Application constitutes an offer by the subscriber(s) to purchase the number of shares specified. This offer cannot be revoked prior to acceptance or rejection of the offer by North Bay.

         APPLICATIONS FOR SUBSCRIPTIONS MUST BE RECEIVED BY THE VINTAGE BANK AS THE SUBSCRIPTION AGENT FOR NORTH BAY WITH PAYMENT IN FULL BY 5:00 P.M., PACIFIC TIME ON MAY 15, 2000 UNLESS EXTENDED BY NORTH BAY TO A TIME NOT LATER THAN 5:00 P.M., PACIFIC TIME ON JULY 31, 2000. NORTH BAY MAY TERMINATE THE OFFERING AT ANY TIME, AND ACCEPTED SUBSCRIPTIONS ARE SUBJECT TO CANCELLATION IN THE EVENT THAT NORTH BAY SHOULD ELECT TO CANCEL THE OFFERING IN ITS ENTIRETY.

         Enclosed with this Subscription Agreement is a check payable to "The Vintage Bank - North Bay Bancorp Subscription Account" as Subscription Agent, for the amount of this subscription for ______________ shares of North Bay common stock at $22.00 per share, in the total sum of $__________________. This amount when received may be held in an account which is not insured by the FDIC.

How Shares Are To Be Registered:
         Name and Address (Please Print)                      (Circle One)
         _____________________________________________        Individual                Individual Retirement Account
         _____________________________________________        Custodian                 Trustee
         _____________________________________________        Tenants in Common         Joint Tenants
         _____________________________________________        401(k) Plan               Other _________

         Subscriptions should be mailed or delivered to:

         The Vintage Bank
         North Bay Bancorp Stock Subscription Account
         1500 Soscol Avenue
         Napa, California 94559

         IN WITNESS WHEREOF, I (we) have executed this Subscription Application in triplicate and return it along with the full subscription price for all of the of North Bay common stock to be purchased. I (We) understand that all information submitted on this Subscription Application will be treated confidentially by North Bay.

Date:                        , 2000
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Signature

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Name (Please print or type)


Business Address:

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Street

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City, State, and Zip

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Telephone


Residence Address:

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Street

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City, State, and Zip

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Telephone

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Social Security Number/Taxpayer
Identification Number (if applicable)

Date:                        , 2000
     ------------------------


-----------------------------------
Signature

-----------------------------------
Name (Please print or type)


Business Address:

-----------------------------------
Street

-----------------------------------
City, State, and Zip

-----------------------------------
Telephone


Residence Address:

-----------------------------------
Street

-----------------------------------
City, State, and Zip

-----------------------------------
Telephone

-----------------------------------
Social Security Number/Taxpayer
Identification Number (if applicable)


                     ORIGINAL: DELIVER TO SUBSCRIPTION AGENT
            DUPLICATE: DELIVER TO SUBSCRIPTION AGENT (FOR NORTH BAY)
                          TRIPLICATE: SUBSCRIBER'S COPY